SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): November 20, 1998
                              (November 17, 1998)

                                    BESTFOODS
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             (Exact name of registrant as specified in its charter)


Delaware                                 1-4199               36-2385545
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(State or other jurisdiction          (Commission         (I.R.S. Employer
of incorporation)                     File Number)        Identification No.)


700 Sylvan Avenue
International Plaza
Englewood Cliffs, New Jersey                                  07632-9976
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(Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (201) 894-4000

                                      None
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         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

     On November 17, 1998, the Board of Directors of Bestfoods (the "Company") announced, effective January 4, 1999, the redemption of the rights issued under its Rights Agreement dated as of March 19, 1991 between the Company and First Chicago Trust Company of New York, as Rights Agent, and the issuance of new rights under a Rights Agreement to be dated as of January 4, 1999 between the Company and First Chicago Trust Company of New York, as Rights Agent. For additional information regarding these items, reference is made to the Rights Agreement to be dated as of January 4, 1999 (a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference), the Summary of Rights to Purchase Preferred Stock (a copy of which is attached hereto as Exhibit 4.2 and is incorporated herein by reference) and a press release dated as of November 18, 1998 issued by the Company (a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference).

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith and incorporated herein by reference:

          4.1 Rights Agreement, dated as of January 4, 1999, between Bestfoods and First Chicago Trust Company of New York, as Rights Agent (incorporated by reference to the Company's Registration Statement on Form 8-A dated November 20, 1998)

          4.2  Summary of Rights to Purchase Preferred Stock

          99.1 Press Release dated November 18, 1998




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BESTFOODS



Date:  November 20, 1998            By:  /s/ Hanes A. Heller
                                         ------------------------------------
                                         Name: Hanes A. Heller
                                         Title:  Vice President,
                                                 General Counsel
                                                 and Secretary





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


                                  EXHIBIT INDEX



    Number      Description

    4.1 Rights Agreement, dated as of January 4, 1999, between Bestfoods and First Chicago Trust Company of New York, as Rights Agent (incorporated by reference to the Company's Registration Statement on Form 8-A dated November 20, 1998)

    4.2        Summary of Rights to Purchase Preferred Stock

    99.1       Press Release dated November 18, 1998